Exhibit 32.1

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of Certron Corporation (the "Company") for the quarter ended January 31, 2005 as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Yanbiao Bai, President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                /s/ Yanbiao Bai
                                -----------------------------------------------
                                Name : Yanbiao Bai
                                Title: Chairman of the Board, President and CFO Date : March 16, 2005